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                                                                   Exhibit 10.06

                                 AMENDMENT NO. 1

                                       TO

                         AGREEMENT FOR PURCHASE AND SALE
                                       OF
                                  REAL PROPERTY

         This Amendment No. 1 to Agreement For Purchase And Sale Of Real Property (the "Agreement") is made and entered into as of the 21st day of November, 2001 (the "Contract Date") by and between Macromedia, Inc., a Delaware corporation ("Seller"), and Menlo Equities Associates LLC, a California limited liability company ("Buyer").

                                    Recitals

         A. Buyer and Seller are parties to that certain Agreement for Purchase and Sale of Real Property dated as of November 6, 2001 (the "Purchase Agreement").

         B. Buyer and Seller now desire to amend the Purchase Agreement as set forth in this Amendment. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

                                    Agreement

         Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

         1. Macromedia Lease. Section 4(b)(ii) of the Purchase Agreement is hereby amended in its entirety to read as follows:

               "On or prior to November 28, 2001, Buyer and Seller shall have negotiated and finalized executed, and delivered the Macromedia Lease."

         2. Ratification. The Purchase Agreement, as amended by this Amendment, shall continue in full force and effect.

         3. Miscellaneous.

               (i) Attorney's Fees. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.


               (ii) Successors. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

               (iii) Counterparts. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this

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Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

         In Witness Whereof, Seller and Buyer have executed this Amendment as of the day and year first written above.

Seller:                                 Buyer:

Macromedia, Inc.,                       Menlo Equities Associates LLC,
a Delaware corporation                  a California limited liability company

                                        By: Menlo Equities Inc., Managing Member

By: _________________________________       By:_____________________________
Name:   James Morgensen,                    Henry D. Bullock, President
Title:  Vice President, Real Estate,
          Facilities and Services



By: _________________________________
Name:________________________________
Title:  Chief Financial Officer

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